j2™

Global Communications

www.j2global.com

Investor Presentation
February 2002

j2 Global Communications

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management's current expectations or beliefs as of February 19, 2002 and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Unified messaging, broadcast fax and other revenues
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity
- Regulatory developments

All information in this presentation speaks as of February 19, 2002 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

j2 Global Communications

Risk Factors

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

- Inability to generate greater revenues and profits from unified communications, messaging, conference calling, broadcast faxing and advertising
- Limitations on the Company's ability to continue to grow or sustain the rate of growth of its subscriber base and/or the rate of revenue growth from the subscriber base
- Inability to successfully introduce new products and services
- Uncertainties regarding protection of intellectual property or violation of intellectual property of others
- The ability to successfully acquire and integrate other companies into j2
- Factors relating to increased competition and limitations on the Company's ability to maintain or grow market share
- Failure to obtain necessary financing and lack of working capital
- The risk of loss of services of executive officers and other key employees
- The risk of adverse changes in the U.S. regulatory environment for unified communications
- Risks associated with technological change and/or adverse effects on our services from breaches of security or spamming
- Limitations on the Company's opportunities to enter into or renew agreements with third party distributors or suppliers
- Other factors set forth in the Company's filings with the Securities and Exchange Commission

j2 Global Communications delivers business critical communication and messaging services to individuals and corporations throughout the world.

j2 Global Communications

Investment Considerations

Participate in large, established & growing markets

- Fax
- Voicemail
- Conference Calling
- Unified Messaging

Proven business model

- Monthly Recurring Revenue Model
- 3 Sales Channels

Assets

- Customer base & brand awareness
- Global Network
- Patents
- Financial position
- People

j2 Global Communications

Assets

- **More than 4 million customers**
- **Global advanced messaging network**
  - 550+ Cities in 18 Countries on 5 Continents
  - 5+ MM unique telephone numbers worldwide, and growing
- **Patented technology and product roadmap**
  - 5 issued U.S. Patents, with 8 Patents pending
- **Strong financial position**
  - Q4 Revenue: $9.6 MM Pro forma EBITDA: $1.4 MM
  - 3rd consecutive pro forma EBITDA positive quarter
  - 7th consecutive quarter of improved pro forma EBITDA
  - 18th consecutive quarter of revenue growth
  - Virtually debt free
  - Substantial liquidity and producing cash

Market Size

Fax

- Est. $90+ B annual spend on transmission and supply costs
- Installed base of 27+ MM machines in the U.S. and growing

Voicemail

- 76+ MM enterprise voicemail boxes in use at end of 2000
- Expected 140+ MM enterprise voicemail boxes by end of 2005

Conferencing Services

- Estimated at more than $2 B in 2000
- Expected to approach $14 B worldwide by 2005

Unified Messaging

- Enterprise end-users expected to grow nearly 10-fold by year end 2005
- Average annual spend per new seat is in excess of $100

Source: j2 estimates based on data from Gartner, Inc., IDC, and Davidson Consulting.

Sales Channels

Web

- Targeted marketing to individuals over the Web
- Use of Web-based marketing tools
- Target individual users

Corporate

- Direct sales force to SMEs and large corporations
- Tele-sales to smaller businesses
- Resellers

Licensed Services

- Focused on a few large-scale opportunities that can provide a meaningful positive impact on j2's revenue
- Integrate j2's network and application capabilities with 3rd party products & services
- Opportunistically license j2's intellectual property and know how

Web Channel Services

Faxing

- Inbound receipt of faxes into a subscriber's personal Email Inbox
- Desktop Sending (format independent)
- Unique subscriber telephone number

Unified Communications

- Faxing
- Inbound receipt of voicemail into a subscriber's personal Email Inbox®
- Web-initiated Conference Calling
- Email-by-Phone (next-gen Voicemail)

Web Channel Overview

Revenue Sources

- Monthly recurring
- Usage-based
- Advertising

Marketing

- Word of mouth/Branding
- Cost-of-Acquisition (COA) deals
- Lifecycle Management – Continually improve the quality of our customer base by evaluating all subscribers for margin potential and eliminating unprofitable users

Status (as of 12/31/01)

- More than 4 MM customers
- $7.2 MM Q4 2001 Revenue vs. $4.2 MM Q4 2000 Revenue

Corporate Channel Services

Faxing

- Inbound receipt of faxes into a subscriber's personal Email Inbox (secure & private)
- Desktop Sending (format independent)
- Web-based Broadcast Faxing
- Centralized on-line account management
- Real-time telephone number provisioning
- Advanced billing options

Services in Development

- Web-initiated Conference Calling
- Next-Gen Voicemail/Email-by-Phone
- Document Management products

Corporate Channel Overview

Revenue Sources

- License fees
- Monthly recurring
- Usage-based

Marketing

- Direct sales force
- Telemarketing
- Web-generated leads
- Leads from existing databases of Web channel customers

Status (as of 12/31/01)

- 800+ corporate clients
- 20,000+ unique telephone numbers deployed
- $2.0 MM Q4 2001 Revenue vs. $0.2 MM Q4 2000 Revenue

Licensed Services Channel Overview

Offerings

- j2's network and application capabilities and services integrated into 3rd party offerings
- Licensing of j2's intellectual property and know how

Marketing

- One-on-One meetings and negotiations
- Large deal focus for services integration
- Opportunistic focus on large and small IP transactions

Status

- Several discussions currently underway
- $314,000 Q4 2001 revenue vs. Minimal in Q4 2000

j2 Global Communications

j2 Network Global Presence



j2 Global Network
Asia/Pacific
North America
Europe
South America
In process of being deployed
j2 Global Communications

j2's Advanced Messaging Network


j2 Customer
Internet
j2 Inbound Services
(VPN / IPSec Connectivity)
Local POPs
• 550 Cities
• 14 Countries
• 4 Continents
j2 "Message Bus"
Proprietary IP Control Structure
PDA
Pager
OCR
VoIP
Public
Telephone
Network
(PSTN)
Fax
Email-by-Phone
Enhanced Voicemail
Conference
Calling
Internet Access
(Future)
• Network Management
• Billing
• Customer Care
• Security
• Send
j2 Data Centers

Patented Technology

U.S. Patent No.	Description
6,208,638	Method and Apparatus for transmission & retrieval of Fax and Audio messages over a circuit or packet switched network
6,073,165	Filtering computer network messages directed to a user's Email Inbox through user-defined filters and forwarding a filtered message to the user's receiver
5,642,288	Intelligent document recognition and handling
5,877,963	Intelligent document recognition and handling
5,751,287	System for organizing document icons with suggestions, folders, drawers and cabinets

Plus eight pending U.S. Patents

Industry Accolades

PC Magazine: The Top 100 Web Sites 1999

Davidson Consulting
1999 Analyst Choice Award
Fax Product of the Year

Deloitte & Touche Technology Fast 50
j2 Named #1 Fastest Growing Technology Firm in Los Angeles For 2001

Deloitte & Touche Technology Fast 500
j2 Named 50th Fastest Growing Technology Firm in North America For 2001

Entrepreneur Magazine's 100 Best Web Sites for entrepreneurs
2001 – "Transmit It" Category

1999 MVP Finalist
PC Computing

2000 Bronze Medal
Messaging/Voicemail Category
Home Office Computing

j2 Global Communications

Product Roadmap

Electronic Fax	Voice Services	Conference Services	Document Handling	Unified Messaging & Comm. Services
• Inbound Fax to Email • Outbound fax via Email • Fax broadcasting • OCR • Fax storage/archive • Secure fax send & receive • New notification methods	• Inbound VM to Email • Voicemail management • Telephone access • Enhanced voicemail • Find me/Follow me • Call screening • Voicemail interrupt	• Web-based conference calling • Collaboration	• ProtoFax® • Messenger • HotSend® • PaperMaster®	• Integrated Email, voicemail & fax services • "Instant Messaging" integration • Internet access

■ -Currently offered

■ -Future offering

Financial Highlights

j2 Global Communications

Five Year Revenue Growth



$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(Millions)
100% CAGR
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01

Pro Forma EBITDA



$2.0
$1.0
$0.0
-$1.0
-$2.0
-$3.0
-$4.0
-$5.0
(Millions)
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01

j2 Global Communications

Pro Forma Net Income



$1.0
$0.0
-$1.0
-$2.0
-$3.0
-$4.0
-$5.0
(Millions)
Q1'00
Q2'00
Q3'00
Q4'00
Q1'01
Q2'01
Q3'01
Q4'01

j2 Global Communications

Quarterly Review by Channel

	Q1	Q2	Q3	Q4	2001
Web	$4,873	$6,205	$6,678	$7,232	$24,989
Corporate	1,295	1,332	1,650	2,020	6,298
Licensed Services	301	326	241	314	1,182
Other (incl. Hardware)	742	0	28	14	784
Total Revenue	$7,212	$7,864	$8,597	$9,580	$33,253

j2 Global Communications

Q4 Income Statement

(Thousands)

	Three months ended December 31, 2001	2000
Revenues		
Subscriber	$9,252	$4,465
Other	328	309
Total revenue	9,580	4,794
Cost of revenue		
Subscriber	3,457	2,347
Other	—	219
Total cost of revenue	3,457	2,566
Gross profit	6,123	2,228
Operating expenses:		
Sales and marketing	1,272	1,506
Research and development	645	642
General and administrative	3,640	3,994
Amortization of goodwill and other purchased intangibles	1,727	1,432
Impairment of acquisition related intangibles, net of other one-time items	696	—
Total operating expenses	7,880	7,573
Operating Loss	(1,757)	(5,345)
Other income (expense), net	129	269
Net Loss	(1,628)	5,076
Net loss attributable to common stockholders	($1,628)	$5,076
Pro forma EBITDA	1,374	(3,012)
Pro forma Earnings (Loss)	695	(3,644)

j2 Global Communications

Pro Forma Adjustments

Pro forma amounts are not meant as a substitute for GAAP, but are solely for informational purposes. The following table illustrates the adjustments and reconciles pro forma data to that reported in the financial statements.

	(In Thousands)			
	Three months ended December 31,		Twelve months ended December 31,	
	2001	2000	2001	2000
Net loss under GAAP	(1,628)	(5,076)	(7,834)	(22,219)
Add: Amortization of goodwill and other intangibles	1,727	1,432	6,924	4,374
Add: Impairment of acquisition related intangibles net of other one time items (1)	596	----	596	----
Pro forma earnings (loss)	695	(3,644)	(314)	(17,845)
Pro Forma EBITDA (2)	1,374	(3,012)	1,987	(17,008)

(1) Amount includes an impairment charge of acquisition related intagibles of $751,000 offset by a net one-time income amount of $155,000 for litigation related items.

(2) Defined as pro forma earnings (loss) plus interest income (expense), net, plus taxes plus other depreciation and amortization.

j2 Global Communications

Balance Sheet at December 31, 2001

(Thousands)

ASSETS	December 31, 2001
Cash and cash equivalents	$19,087
Accounts receivable, net	3,672
Prepaid expenses and other	1,741
Total current assets	24,500
Furniture, fixtures and equipment, net	6,654
Goodwill & other purchased intangibles, net	17,158
Other assets	744
Total assets	$49,056
LIABILITIES AND STOCKHOLDERS' EQUITY	
Accounts payable and accrued expenses	$4,877
Accrued exit costs	898
Deferred revenue	1,406
Long-term debt & capital leases, current	656
Other	52
Total current liabilities	7,888
Long-term debt	28
Total liabilities	7,916
Total stockholders' equity	41,140
Total liabilities and stockholders' equity	$49,056

j2 Global Communications

Projections at 10/30/00 vs. Historical Financials



REVENUES
Projected / Actual
(Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$4.440
$4.794
$6.150
$7.212
$7.300
$7.864
$8.400
$8.597
$9.350
$9.580
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01



(Millions)
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
-$3.300
$2.399
-$3.000
$0.727
-$1.500
$0.732
-$0.700
$1.082
$0.150
$1.458
OPERATING CASH BURN
Projected / Actual

Cash Balance					
Projected	$26.7M	$21.7M	$19.7M	$18.5M	$18.2M
Actual	$28.1M	$25.7M	$24.0M	$22.8M	$19.1M

j2 Produces Cash

	(Millions)
Cash (as of 12/31/00)	$28.1
2001 Pro Forma Loss	(0.3)
Uses during 2001:	
- Equity Repurchases	$5.6
- Debt Retirement	1.6
- Investment in Working Capital & Fixed Assets	3.3
Expected Cash (as of 12/31/01)	$17.7
Actual Cash (as of 12/31/01)	$19.1

j2 produces more cash than pro forma earnings

2002 Financial Performance Guidance

Quarterly Revenue Growth Rates by Channel

- Web Channel: 5% - 10%
- Corporate Channel: 10% - 33%
- Licensed Services: Flat with historical revenue
  (Large opportunities, but not predictable)

EBITDA Flow-Through of Incremental Revenue

- Q1: 10% - 20%
- Q2: 20% - 30%
- Q3 and Q4: 50%+

Annual Estimates

- Revenue: $45 million
- Pro forma EBITDA: $ 8 million
- Pro forma Earnings: $ 4.3 million or $0.40 per share

j2 Global Communications

Key Events Since Q3 2001

Announced Expansion into Latin America

- Signed deal to expand into Santiago, Buenos Aires, Bogotá and Mexico City
- Entered into reseller deal with FonBox

Retained EKMS to maximize the value of j2's Patent portfolio

Total Quality Management program shows results

- Success in addressing the unsolicited fax (SPAM) issue
- Customer Service average response times have decreased by 87%
- >95% of all customer inquiries are handled within 24 hours

Augmented Corporate Sales staff with the addition of four seasoned Account Executives

Key Events Since Q3 2001
(continued)

Featured internet fax solution on Microsoft Office eServices' Website

Audiofax perpetual license agreement for store-&-forward patents executed

Completed repurchase of j2 stock at attractive prices
- 1.464MM shares or share equiv. purchased at an average prices of $3.84/share
- Eliminated 117,000 puttable warrants
- $7MM reduction in Balance Sheet liabilities

Introduced new corporate Website at www.j2global.com

Deloitte & Touche Names j2 the 50th Fastest Growing Technology Company in North America

j2™

Global Communications